THE MAINSTAY GROUP OF FUNDS

MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Supplement Dated June 20, 2008 (“Supplement”)
to the Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively, the “Funds”). You may obtain a copy of the Funds’ Prospectus and Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

1) Replace the graph and table on page 4 of the Prospectus with the following:

The following table illustrates the current target allocation for each Fund among the asset classes as of July 1, 2008:

Asset Class	MainStay Retirement 2050	MainStay Retirement 2040	MainStay Retirement 2030	MainStay Retirement 2020	MainStay Retirement 2010
US Equity	69.4%	66.4%	61.8%	52.6%	40.4%
International Equity	23.8%	21.4%	19.6%	15.7%	11.6%
Equity Total	93.2%	87.8%	81.4%	68.3%	52.0%
Fixed Income	6.8%	12.2%	18.6%	31.7%	48.0%
Fund Total	100.0%	100.0%	100.0%	100.0%	100.0%

2) Replace the paragraph entitled “When the Funds Pay Dividends” on page 38 of the Prospectus, with the following:

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay Income Manager Fund (“Fund”)

Supplement Dated June 20, 2008 (“Supplement”)
to the Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the Fund. You may obtain a copy of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

Effective September 2, 2008, replace the section entitled “Principal Investment Strategy” on page 92 of the Prospectus with the following:

Principal Investment Strategy

The Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints:

•	Equity Securities—Up to 65% of the Fund’s net assets will be invested in equity securities and related derivatives, such as dividend paying common and preferred stocks.
-	At least 30% of the Fund’s net assets will be invested in U.S. equity securities, including investments in REITs.

•
Fixed Income Securities—At least 35% of the Fund’s net assets will be invested in fixed income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment grade and high yield fixed income securities, including:

-	Up to 25% of total assets, at the time of purchase, in high yield securities; and
-	Up to 15% of total assets, at the time of purchase, in a combination of emerging market debt and floating rate loans.

The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed and mortgage-backed securities.

The Fund does not have a minimum required allocation to money market instruments and will not normally invest more than 10% in these instruments.

•
In pursuing the Fund’s investment objective, the Fund may also invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets, or in futures associated with such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.